EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KINGSMEN CAPITAL GROUP, LTD (the "Company") on Form 10-Q/A for the period ended September 30, 2016 (the "Report"), I, Wei Chi Lim, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: November 21, 2016	By:	/s/ Wei Chi Lim
Wei Chi Lim
Principal Financial Officer